UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 16, 2016
___________
VIPER ENERGY PARTNERS LP
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36505 (Commission File Number)	46-5001985 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.

On February 16, 2015, Viper Energy Partners LP, a subsidiary of Diamondback Energy, Inc., issued a press release reporting financial and operating results and cash distributions for the fourth quarter ended December 31, 2015 and providing guidance for 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

99.1
Press Release, dated February 16, 2016, entitled “Viper Energy Partners LP, a subsidiary of Diamondback Energy, Inc., Reports Fourth Quarter 2015 Financial and Operating Results and Provides 2016 Guidance.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

	By:	Viper Energy Partners GP LLC, its general partner
Date: February 17, 2016

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Senior Vice President and Assistant Secretary

Exhibit Index

Exhibit Number	Description

99.1
Press Release, dated February 16, 2016, entitled “Viper Energy Partners LP, a subsidiary of Diamondback Energy, Inc., Reports Fourth Quarter 2015 Financial and Operating Results and Provides 2016 Guidance.”